EXHIBIT 10.16


                              SEVENTH AMENDMENT TO
                                 LOAN AGREEMENT

         THIS SEVENTH AMENDMENT TO LOAN AGREEMENT ("Seventh Amendment"), made and entered into as of the 30th day of June, 2002, by and between MERCURY WASTE SOLUTIONS, INC., a Minnesota corporation ("Borrower") and BANKERS AMERICAN CAPITAL CORPORATION, a Minnesota corporation ("Lender");

                                    RECITALS
                                    --------

         A. Borrower and Lender are parties to that certain Loan Agreement dated as of May 8, 1998, as amended by that certain First Amendment dated May 7, 1999, that certain Second Amendment dated September 30, 1999, that certain Third Amendment dated March 8, 2000, that certain Fourth Amendment dated August 14, 2000, that certain Fifth Amendment dated December 31, 2000 and that certain Sixth Amendment dated October 1, 2001 (as amended, the "Loan Agreement");

         B. Borrower has requested that Lender extend the Maturity Date of the Revolving Credit Commitment and the Lender is willing to do so; and

         C. The parties hereto desire to amend the terms of the Loan Agreement upon the terms and conditions hereinafter set forth.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for one dollar and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby amend the Loan Agreement as follows:

         1. Capitalized Terms. All capitalized terms not defined herein shall have the meanings assigned such terms in the Loan Agreement, unless otherwise defined herein. In addition, the following amended and new defined term shall be made a part of (and replace any such previous defined terms) the Loan Agreement:

                  "Maturity Date" means June 30, 2004, with respect to the revolving Note.

                  "Revolving Note" means that certain Revolving Credit Promissory Note dated as of June 30, 2002, in the principal amount of $1,500,000, made payable by Borrower to the order of Lender as the same may be amended, executed, renewed or replaced from time to time.

         2. Covenants. Borrower reaffirms as of the date of this Seventh Amendment and covenants with the Lender all of the Covenants contained in Articles V and VI of the Agreement.

         3. Conditions Precedent. Prior to the effectiveness of this Seventh Amendment, the Borrower shall provide to the Lender as conditions precedent, the following:

                  a. Original counterpart of this Seventh Amendment duly
                     executed by the Borrower;


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                  b. Original Revolving Note duly executed by the Borrower;

                  c. Payment of all costs and expenses incurred by the Lender in connection with this Seventh Amendment, including without limitation, all legal fees and out-of-pocket expenses of Lender's counsel;

                  d. Current resolutions of Borrower's board of directors
                     authorizing the Seventh Amendment and the new Revolving
                     Note;

                  e. Borrower updates to Exhibit A (Litigation), Schedule 6.6(c)
                     (Indebtedness) and Schedule 6.7(b) (Liens) to the original Loan Agreement effective as of the date of this Seventh Amendment;

                  f. Consent of Guarantor in form and substance acceptable to
                     Lender executed by MWSNY; and

                  g. Reaffirmation of Security Agreement in form and substance acceptable to Lender executed by MWSNY and MWSI.

         4. References. Any references in any document to the Loan Agreement including, but not limited to, the Notes and other Loan Documents, are hereby amended to refer to the Loan Agreement as amended by this Seventh Amendment.

         5. Representations and Warranties. Borrower reaffirms and confirms all of the representations, covenants and warranties contained in Articles IV and V of the Loan Agreement as of the date of this Seventh Amendment. Borrower further represents and warrants that the execution, delivery and performance of this Seventh Amendment and the documents referenced herein are within the corporate powers of Borrower and have been duly authorized by all necessary corporate action.

         6. Reaffirmation of Security Agreement. Borrower hereby acknowledges and agrees that all of the obligations of Borrower under the Loan Agreement, as amended by this Seventh Amendment, is secured by that certain Security Agreement executed by Borrower in favor of Lender dated as of May 8, 1998.

         7. Acknowledgments. The Borrower acknowledges that it has been advised by the counsel of its choice in the negotiation, execution and delivery of this Seventh Amendment, that the Lender has no fiduciary relationship to or joint venture with the Borrower, the relationship being solely that of borrower and lender, and that the Lender does not undertake any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the business or operations of the Borrower which shall rely entirely on its own judgment.

         8. Costs and Expenses. Borrower agrees to pay all costs and expenses incurred by Lender in connection with the preparation of this Seventh Amendment, including, but not limited to, title insurance premiums and expenses, recording fees, and the fees and expenses of legal counsel.

         9. Entire Agreement. This Seventh Amendment and the Loan Agreement, and all documents referenced therein or thereby, embody the entire agreement between the parties and supersede all prior agreements and understandings between the parties hereto.


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         10. Full Force and Effect. Except as amended hereby, the provisions of the Loan Agreement shall remain unmodified and in full force and effect.

         11. Counterparts. This Seventh Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.





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         IN WITNESS WHEREOF, the parties have caused this Seventh Amendment to be executed as of the day and year first above written.


         BORROWER:                          MERCURY WASTE SOLUTIONS, INC.,
                                            A MINNESOTA CORPORATION

                                            BY \S\ TODD J. ANDERSON
                                                   ----------------
                                                   ITS CFO
                                                       ---



         LENDER:                            BANKERS AMERICAN CAPITAL
                                            CORPORATION, A MINNESOTA CORPORATION


                                            BY BRAD J. BUSCHER
                                               ---------------
                                            ITS PRESIDENT
                                                ---------





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                              CONSENT OF GUARANTOR


         The undersigned, as guarantor of all obligations of Mercury Waste Solutions, Inc. (the "Borrower") to Bankers American Capital Corporation ("Lender") pursuant to that certain Guaranty dated May 8, 1998 executed by the undersigned in favor of Lender, as the same may be amended from time to time (the "Guaranty"), hereby consents to the terms of the above Seventh Amendment, and agrees that the undersigned remains obligated to the Lender for the payment of the indebtedness of the Borrower incurred pursuant to said agreement, as amended, including without limitation, the indebtedness evidenced by the Revolving Note, as defined therein.


Dated: June 30, 2002                                     MWS NEW YORK, INC.,
                                                         A MINNESOTA CORPORATION


                                                         BY TODD J. ANDERSON
                                                            ----------------
                                                            ITS CFO
                                                                ---





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                       REAFFIRMATION OF SECURITY AGREEMENT


         The undersigned, as guarantor of all obligations of Mercury Waste Solutions, Inc. (the "Borrower") to Bankers American Capital Corporation ("Lender") pursuant to that certain Guaranty dated May 8, 1998 executed by the undersigned in favor of Lender, as the same may be amended from time to time (the "Guaranty"), hereby acknowledges and agrees that all of the obligations of the undersigned under the Loan Agreement, as amended by this Seventh Amendment, and the Guaranty is secured by that certain Security Agreement executed by the undersigned in favor of Lender dated as of May 8, 1998.


Dated: June 30, 2002                    MWS NEW YORK, INC.,
                                        A MINNESOTA CORPORATION


                                        BY TODD J. ANDERSON
                                           ----------------

                                           ITS CFO
                                               ---


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                       REAFFIRMATION OF SECURITY AGREEMENT


         The undersigned, as guarantor of all obligations of Mercury Waste Solutions, Inc. (the "Borrower") to Bankers American Capital Corporation ("Lender") pursuant to that certain Guaranty dated October 1, 2001 executed by the undersigned in favor of Lender, as the same may be amended from time to time (the "Guaranty"), hereby acknowledges and agrees that all of the obligations of the undersigned under the Loan Agreement, as amended by this Seventh Amendment, and the Guaranty is secured by that certain Security Agreement executed by the undersigned in favor of Lender dated as of March 9, 2000.


Dated: June 30, 2002                    MWSI LAMP & BALLAST RECYCLING, INC.,
                                        A MINNESOTA CORPORATION


                                        BY TODD J. ANDERSON
                                           ----------------

                                           ITS CFO
                                               ---


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                                    EXHIBIT A
                               LITIGATION (UPDATE)


None.


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                                 SCHEDULE 6.6(c)
                              INDEBTEDNESS (UPDATE)


Business and D&O Insurance premium financing with Prime Financial.


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                                 SCHEDULE 6.7(b)
                                 LIENS (UPDATE)


None.


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